UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

ZENAS BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42270	93-2749244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

852 Winter Street, Suite 250 Waltham, MA		02451
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (857) 271-2954

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On October 27, 2025, Zenas BioPharma, Inc. (the “Company”) issued a press release announcing positive results from its Phase 2, double-blind, randomized, placebo controlled trial (the “MoonStone” trial) of obexelimab in relapsing multiple sclerosis ("RMS").

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

On October 27, 2025, the Company announced positive results from the MoonStone trial of obexelimab in RMS. Obexelimab met the primary endpoint, demonstrating a statistically significant 95% relative reduction in the cumulative number of new gadolinium (“Gd”)-enhancing (“GdE”) T1 hyperintense lesions, which are markers of active inflammation, over week 8 and week 12 compared with placebo (p=0.0009). The adjusted mean number of new GdE T1 hyperintense lesions per scan in the obexelimab group (n=72) was 0.01 (95% CI: 0.00, 0.06) compared to 0.23 (95% CI: 0.11, 0.51) with placebo (n=38). Additionally, over weeks 8 and 12 of treatment, obexelimab significantly reduced the cumulative number of new and/or enlarging T2 weighted hyperintense lesions compared to placebo, which represent the amount of disease burden or chronic lesion load. The safety profile of obexelimab was consistent with that observed in prior completed trials, including cases of infections and hypersensitivity, most commonly mild injection site reactions.

The Company expects to report 24-week data from the MoonStone trial in the first quarter of 2026, which will include additional secondary and exploratory endpoints that may inform obexelimab’s potential impact on disability progression and inform next steps for future development of obexelimab in relapsing multiple sclerosis.

The Company also expects to report topline results from the obexelimab Phase 3 INDIGO trial in IgG4-RD around year-end 2025 and topline results from the Phase 2 SunStone trial in Systemic Lupus Erythematosus in mid-2026. In addition, orelabrutinib, a highly-selective central nervous system--penetrant, oral, small molecule Bruton’s Tyrosine Kinase (“BTK”) inhibitor, which the Company recently in-licensed from InnoCare Pharma Limited, is now being studied in a global Phase 3 clinical trial in patients with Primary Progressive Multiple Sclerosis (“PPMS”). The Company also expects to initiate a global Phase 3 trial of orelabrutinib in patients with Secondary Progressive Multiple Sclerosis (“SPMS”) in the first quarter of 2026.

About the Phase 2 MoonStone Trial

The Phase 2 MoonStone trial, which enrolled 116 patients, is a randomized, double-blind, placebo-controlled trial, to evaluate the efficacy and safety of obexelimab in patients with RMS. The trial follows a standard design using magnetic resonance imaging (MRI) endpoints. After an initial screening period, patients were randomized 2:1 to receive either 250 mg of obexelimab or placebo via subcutaneous injection once weekly over a 12-week double-blinded treatment period. The primary endpoint is the cumulative number of new Gd-enhancing T1 hyperintense lesions over week 8 and week 12 as measured by brain MRI. Secondary and exploratory endpoints include using standardized assessments, imaging, and biomarkers to evaluate the impact on disease progression. Upon completion of the double-blinded phase, all patients enter a 12-week open-label period in which those previously on placebo transition to obexelimab treatment, while those originally assigned to obexelimab continue therapy. During this open-label period, secondary and exploratory endpoints will assess obexelimab’s clinical activity through week 24.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning Zenas’s milestones, expectations and intentions, including the potential for obexelimab to become a meaningful therapy across multiple autoimmune diseases and to address the pathogenic role of B cells in autoimmune diseases, the timing of the initiation of, results and data from clinical trials, including timing of reporting topline results from the INDIGO trial, the timing of reporting 24-week topline results from the MoonStone trial, the timing of reporting the topline results from the SunStone trial and the timing of initiation of the Phase 3 clinical trial of orelabrutinib in patients with SPMS; and the potential benefits, development and commercialization of orelabrutinib and obexelimab. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the Company’s limited operating history, incurrence of substantial losses since the Company’s inception and anticipation of incurring substantial and increasing losses for the foreseeable future; the Company’s need for substantial additional financing to achieve the Company’s goals; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company’s current product candidates or any future product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company’s product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies, many of which already have approved therapies in the Company’s current indications; the Company’s ability to realize the benefits of the Company’s current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the Company’s ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, the risk that the data from our clinical trials is not sufficient to the satisfaction of the FDA or comparable foreign regulatory authorities to support the submission of a biologics license application or other comparable submission or to obtain regulatory approval for our product candidates for which we seek approval in the U.S. or elsewhere, and the risk that any such approval may be for a more narrow indication than the Company seeks; the Company’s dependence on the services of the Company’s senior management and other clinical and scientific personnel, and the Company’s ability to retain these individuals or recruit additional management or clinical and scientific personnel; the Company’s ability to grow the Company’s organization, and manage the Company’s growth and expansion of the Company’s operations; risks related to the manufacturing of the Company’s product candidates, which is complex, and the risk that the Company’s third-party manufacturers may encounter difficulties in production; the Company’s ability to obtain and maintain sufficient intellectual property protection for the Company’s product candidates or any future product candidates the Company may develop; the Company’s reliance on third parties to conduct the Company’s preclinical studies and clinical trials; the Company’s compliance with the Company’s obligations under the licenses granted to the Company by others, for the rights to develop and commercialize the Company’s product candidates; significant political, trade, regulatory developments, including changes in relations between the U.S. and China; risks related to the operations of the Company’s suppliers, many of which are located outside of the United States, including the Company’s current sole contract manufacturing organization for drug substance and drug product, WuXi Biologics (Hong Kong) Limited, which is located in China; and other risks and uncertainties described in the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as other information we file with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are inherently uncertain, speak only as of the date of this Current Report on Form 8-K and may prove incorrect. These statements are based upon information available to the Company as of the date of this Current Report on Form 8-K and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, these forward-looking statements should not be relied upon as guarantees of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENAS BIOPHARMA, INC.

By:	/s/ Jennifer Fox
	Name:	Jennifer Fox
	Title:	Chief Business Officer and Chief Financial Officer

Date: October 27, 2025